Exhibit 99.1

[GLOBAL ENTERTAINMENT LOGO]
                                                For Further Information Contact:
                      NEWS RELEASE                   Richard Kozuback, President
                                                Global Entertainment Corporation
                                                                    480-994-0772

                                                        Rudy R. Miller, Chairman
                                                                The Miller Group
                                              Investor Relations for the Company
                                                                    602-225-0505
                                                         geco@themillergroup.net

Global Entertainment Corporation
4909 East McDowell Road, Suite 104
Phoenix, Arizona 85008-4293


     Global Entertainment Corporation's Nine-Month Revenue Increases 259.1%
                         Third Quarter Revenue Up 196.6%

     PHOENIX, ARIZONA, APRIL 14, 2005 -- GLOBAL ENTERTAINMENT CORPORATION (OTCBB: GECO) - an integrated sports entertainment company, delivered record results for the third quarter and nine-month period ended February 28, 2005 reflecting the company's progress. Revenue for the nine-month, fiscal 2005 period ended February 28, 2005 was $9,032,340, an increase of 259.1% over revenue of $2,515,083 in the comparable nine-month period in fiscal 2004. Net income for the nine-month period ended February 28, 2005 was $134,859 or $0.03 per diluted share, compared to the prior year nine-month period when net income was $24,825 or $0.01 per diluted share.

     For the third quarter ended February 28, 2005, revenue of $2,621,264 was up 196.6% over revenue of $883,918 in the comparable third quarter period of the prior year. Net income for the third quarter ended February 28, 2005 was $66,924 or $0.01 per diluted share, compared to a loss of $57,308 or $0.01 per diluted share in the prior year.

     "Revenue growth in the third quarter was derived in large part from our project management fees. These fees were associated with the ongoing construction of the multi-purpose event center in Youngstown, Ohio and the early stage development of the Rio Rancho, New Mexico multi-purpose event center announced in November 2004, to be located within a proposed master planned downtown district in Rio Rancho. Both projects are under the direction of our International Coliseums Company (ICC)," stated Rick Kozuback, president and chief executive officer of Global Entertainment Corporation. "In the coming months ICC will manage similar development projects for a suburb of Austin, Texas and one in Prescott Valley, Arizona, both projects were announced in February of this year." Kozuback continued, "We continue our investment in marketing, technology and personnel in our GetTix.Net subsidiary, which will be a major benefactor in the development of new revenue as each of the event centers are completed and utilize our ticketing services. Advertising and licensing revenue generated in the current fiscal year has increased significantly over the prior year, bolstered by the addition of multiple projects, some of which are related to the multi-purpose event centers. The Central Hockey League "CHL" is the key driver for ICC, GEMS, and GetTix.Net, as the CHL provides the anchor tenant (franchise hockey team) for our new facilities."


                                                                         more...

Global Entertainment Corporation's Nine-Month Revenue Increases 259.1% Third Quarter Revenue Up 196.6%
April 14, 2005
Page 2


     Concluding Kozuback stated, "The positive results we report are attributable to the interest our dedicated management team and staff have for the success of Global Entertainment and our focus of building long-term shareholder value."


Visit our web sites:
     www.centralhockeyleague.com               www.globalentertainment2000.com
     www.GetTix.Net                            www.Cragar.com
                               www.compassmgmt.com


Global Entertainment Corporation is an integrated entertainment and sports company, arena development, and licensing company with six subsidiaries. The WPHL, INC., through a joint operating agreement with the Central Hockey League
(CHL), is the operator and franchisor of professional minor league hockey teams in seven states. INTERNATIONAL COLISEUMS COMPANY serves as project manager for arena development and is responsible for management agreements associated with arena facility operations. GLOBAL ENTERTAINMENT MARKETING SYSTEMS (GEMS) pursues licensing and marketing opportunities related to the Company's sports management and arena developments and operations. GLOBAL ENTERTAINMENT TICKETING (GetTix.Net) is an in-house ticketing company for sports and entertainment venues. GECOMPASS, LLC is a facilities management company. Cragar INDUSTRIES, INC. is the licensor for its nationally recognized, branded products CRAGAR(R), TRU=SPOKE(R), CRAGAR S/S(R) and STREET PRO(R).

     CERTAIN STATEMENTS IN THIS RELEASE MAY BE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS MAY INCLUDE PROJECTIONS OF MATTERS THAT AFFECT REVENUE, OPERATING EXPENSES OR NET EARNINGS; PROJECTIONS OF CAPITAL EXPENDITURES; PROJECTIONS OF GROWTH; HIRING PLANS; PLANS FOR FUTURE OPERATIONS; FINANCING NEEDS OR PLANS; PLANS RELATING TO THE COMPANY'S PRODUCTS AND SERVICES; AND ASSUMPTIONS RELATING TO THE FOREGOING.

     FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, SOME OF WHICH CANNOT BE PREDICTED OR QUANTIFIED. FUTURE EVENTS AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN, CONTEMPLATED BY, OR UNDERLYING THE FORWARD-LOOKING INFORMATION.

     SOME OF THE IMPORTANT FACTORS THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED IN FORWARD-LOOKING STATEMENTS MADE BY THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: INTENSE COMPETITION WITHIN THE SPORTS AND ENTERTAINMENT INDUSTRIES, PAST AND FUTURE ACQUISITIONS, EXPANDING OPERATIONS INTO NEW MARKETS, RISK OF BUSINESS INTERRUPTION, MANAGEMENT OF RAPID GROWTH, NEED FOR ADDITIONAL FINANCING, CHANGING CONSUMER DEMANDS, DEPENDENCE ON KEY PERSONNEL, SALES AND INCOME TAX UNCERTAINTY AND INCREASING MARKETING, MANAGEMENT, OCCUPANCY AND OTHER ADMINISTRATIVE COSTS.

     THESE FACTORS ARE DISCUSSED IN GREATER DETAIL IN THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED MAY 31, 2004, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                            FINANCIAL TABLE FOLLOWS:

Global Entertainment Corporation's Nine-Month Revenue Increases 259.1% Third Quarter Revenue Up 196.6%
April 14, 2005
Page 3


                GLOBAL ENTERTAINMENT CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED SUMMARY OF OPERATIONS

                              FINANCIAL HIGHLIGHTS
                                   (UNAUDITED)

                                              Three Months Ended                    Nine Months Ended
                                               February 28 & 29,                    February 28 & 29,
                                       ------------------------------        ------------------------------
                                           2005               2004               2005               2004
                                       -----------        -----------        -----------        -----------
Revenue                                $ 2,621,264        $   883,918        $ 9,032,340        $ 2,515,083
Expenses                                 2,549,224            940,276          8,892,368          2,494,972
                                       -----------        -----------        -----------        -----------

Income (loss) from operations               72,040            (56,358)           139,973             20,111

Other income (expense)                      (5,116)              (950)            (5,114)             4,714
                                       -----------        -----------        -----------        -----------

Net income (loss)                      $    66,924        $   (57,308)       $   134,859        $    24,825
                                       ===========        ===========        ===========        ===========

Net Income (loss) per common share:
  Basic                                $      0.01        $     (0.01)       $      0.03        $      0.01

Weighted average number of common
shares outstanding
  Basic                                  5,345,738          4,068,115          5,343,128          4,068,115

Net Income (loss) per common share:
  Diluted                              $      0.01        $     (0.01)       $      0.02        $      0.01

Weighted average number of common
shares outstanding
  Diluted                                5,533,647          4,068,115          5,514,338          4,068,115

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